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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      JULY 30, 2002
                                                --------------------------------


                              THE GILLETTE COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




           DELAWARE                        1-922                04-1366970
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(STATE OR OTHER JURISDICTION OF         (COMMISSION           (IRS EMPLOYER
         INCORPORATION)                 FILE NUMBER)        IDENTIFICATION NO.)



             PRUDENTIAL TOWER BUILDING, BOSTON, MASSACHUSETTS 02199
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 421-7000
                                                          -----------------


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ITEM 5. OTHER EVENTS

     In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of The Gillette Company previously filed with the Securities and Exchange Commission (File No. 333-86336), which Registration Statement was declared effective by the Commission on July 10, 2002, The Gillette Company is filing an Underwriting Agreement dated July 30, 2002 between The Gillette Company and Goldman, Sachs & Co. as Exhibit 1.1 to such Registration Statement, a First Supplemental Indenture, dated as of August 6, 2002, by and between The Gillette Company and Bank One, N.A., as trustee, Supplementing the Indenture, dated as of April 11, 2002, as Exhibit 4.2 to such Registration Statement, a 4.125% Senior Note due 2007 issued by The Gillette Company pursuant to an Underwriting Agreement as Exhibit 4.3 to such Registration Statement and an opinion of Ropes & Gray, regarding the validity of such Note, as Exhibit 5.2 to such Registration Statement.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS:
     ---------

     1.1. Underwriting Agreement, dated as of July 30, 2002, by and between The Gillette Company and Goldman, Sachs & Co.

     4.2. First Supplemental Indenture, dated as of August 6, 2002, by and between The Gillette Company and Bank One, N.A.

     4.3.      4.125% Senior Note due 2007.

     5.2       Opinion of Ropes & Gray.

     23.3. Consent of Ropes & Gray (included in the opinion filed herewith as Exhibit 5.2).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           THE GILLETTE COMPANY


Date:   August 5, 2002                     By: /s/ Gail F. Sullivan
                                              ------------------------------
                                              Name:  Gail F. Sullivan
                                              Title: Assistant Treasurer


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                                  EXHIBIT INDEX

     The following designated exhibits are filed herewith:

     1.1. Underwriting Agreement, dated as of July 30, 2002, by and between The Gillette Company and Goldman, Sachs & Co.

     4.2. First Supplemental Indenture, dated as of August 6, 2002, by and between The Gillette Company and Bank One, N.A.

     4.3.      4.125% Senior Note due 2007.

     5.2       Opinion of Ropes & Gray.

     23.3. Consent of Ropes & Gray (included in the opinion filed herewith as Exhibit 5.2).